FOURTH quarter 2022 Financial results DECEMBER 31, 2022 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “assume,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “many,” “positioned,” “potential,” “project,” “think,” “should,” “target,” “will,” “would” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our acquisition or Martin Door Holdings, Inc. ("Martin"); our national footprint and depth of product offering providing a strong basis for growth; our share-repurchase program; and our net sales and Adjusted EBITDA guidance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the impact of the COVID-19 pandemic (the "COVID-19 pandemic" or "Pandemic") and related measures taken by governmental or regulatory authorities to combat the Pandemic, including the impact of the Pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance; unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass, vinyl, and steel, including, price increases due to the implementation of tariffs and other trade-related restrictions, Pandemic-related supply chain interruptions, or interruptions from the conflict in Ukraine; our dependence on a limited number of suppliers for certain of our key materials; our dependence on our impact-resistant product lines, which increased with the acquisition of Eco Enterprises, LLC ("Eco"), and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, our recent acquisitions, including our acquisitions of Martin and Anlin Windows & Doors ("Anlin"); our level of indebtedness, which increased in connection with our recent acquisitions, including our acquisitions of Martin and Anlin; increases in credit losses from obligations owed to us by our customers in the event of a downturn in the home repair and remodel or new home construction channels in our core markets and our inability to collect such obligations from such customers; the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisitions of Martin and Anlin may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities, which increased further due to our acquisition of Eco; sales fluctuations to and changes in our relationships with key customers; federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by "hackers" and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to our acquisitions of Martin and Anlin, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected when we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K/A for the year ended January 1, 2022, and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures This earnings presentation and related financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that presentation of non-GAAP measures such as Adjusted net income, Adjusted net income per share, Adjusted EBITDA, and free cash flow provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. However, these measures do not provide a complete picture of our operations. Management also believes these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this earnings presentation are provided to give investors access to types of measures that we use in analyzing our results, and for internal planning and forecasting purposes. Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company’s performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments. Adjusted EBIDA margin consists of EBITDA divided by net sales. Bank-covenant adjusted EBITDA consists of adjusted EBITDA, as previously described, plus adjustments to reflect management’s estimates of the inclusion of the adjusted EBITDA of acquisitions. Bank-covenant adjusted EBITDA is included for the purpose of enabling investors to understand the calculation of, and compliance with, the financial maintenance covenant in our credit documents. See Note (12) on slide 19. Free cash flow consists of Operating cash flow less purchases of property, plant and equipment as presented on condensed consolidated statement of cash flow. Our calculations of adjusted net income and adjusted net income per share, adjusted EBITDA and bank-covenant adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, such as net income, but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, adjusted EBITDA, and bank-covenant adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release. We are not able to provide a reconciliation of projected Q1 2023 Adjusted EBITDA to the most directly comparable expected GAAP results due to the unknown effect, timing and potential significance of the effects of legal matters, tax considerations, and income and expense from changes in fair value of contingent consideration from acquisitions. Expenses associated with legal matters, tax consequences, and income and expense from changes in fair value of contingent consideration from acquisitions have in the past, and may in the future, significantly affect GAAP results in a particular period.

Key messages 1 Q4 2022 net sales increased 12% vs prior-year quarter to $341M, total organic growth of 5%; full-year net sales of $1.49B 2 Adjusted EBITDA1 margin versus the prior-year quarter impacted by Hurricane Ian and ransomware incident 3 Diligent supply chain and raw materials management 4 Generated strong cash flow, ending the quarter with a cash balance of $67M and total liquidity of $235M; liquidity influenced by new credit facility 5 In October, acquired Martin Door, a leading custom manufacturing of premium overhead garage doors 1. Refer to reconciliation to GAAP on slide 15.

SALES TRENDS

Southeast Region Highlights

- Q4'22 organic sales up 2% YoY
- Sales growth impacted by disruptions from Hurricane Ian and ransomware incident
- Sequential increase in orders from Q3'22
- Strong operations recovery resulting in further reduction in lead-times

Western Region Highlights

- Q4'22 organic sales up 15% YoY
- WWS production capacity up 30%
- Anlin growing in R&R vinyl market
- Integration of Martin in early stages, with sales synergies identified

Looking Ahead

- New product offerings with narrow site lines in both regions
- Innovative glass offerings – Diamond Glass and Thin Triple Insulated Glass Unit
- Total Open Order Backlog[1] at $235M down versus Q4 2021 at $356M due to shortened lead times and improved operational performance











INVENT. BUILD. DELIVER.

1 Open Order Backlog in all periods includes orders in which revenue has been recognized in accordance with ASC 606.

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Q4 2022 RESULTS

Recognized leader in premium windows and doors that can withstand some of the toughest weather conditions on earth and unify indoor/outdoor living spaces

	Q4 2022	vs. Q4 2021	
Net Sales	**$340.9M**	**12.0%**	↑
Gross Profit	**$121.1M**	**11.8%**	↑
Gross Margin	**35.5%**	**Flat**	↔
Adjusted EBITDA[1]	**$48.2M**	**Flat**	↔
Adj. EBITDA Margin[1]	**14.1%**	**170bps**	↓
Adj. Net Income per Share - Diluted[1]	**$0.27**	**12.9%**	↓

Highlights

- Total revenue growth of 12%, including 5% organic growth
- Western up 15% organically, Southeast up 2%
- Pricing offsetting raw material and wage inflation
- EBITDA margin impacted by inefficiencies from Hurricane Ian and ransomware incident
- EPS includes impact of $8M in expense related to WinDoor trade name impairment and product rationalization

INVENT. BUILD. DELIVER.

1. Refer to reconciliation to GAAP.
2. Open-Order Backlog in all periods includes orders in which revenue has been recognized in accordance with ASC 606.

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Balance sheet and Liquidity Update NET LEVERAGE Total Debt Outstanding $651.4M Less: Cash $66.6M Net Debt $584.8M Bank-Covenant LTM Adj EBITDA1 $270.5M Net Debt to Bank-Covenant Adj EBITDA1 2.2x LIQUIDITY PROFILE Cash $66.6M Unused Credit Capacity $167.9M Total Available Liquidity $234.5M Senior Notes (Oct 2029) $575.0M Revolver (Oct 2027)2 $76.4M Total Debt Outstanding $651.4M Debt Maturity Schedule ($M) as of 12/31/2022 Revolver2 Senior Notes COMMENTARY Strong and flexible balance sheet provides ability to fund capital priorities Generated $151M of free cash flow1, an increase of $121M from prior year Expense mitigation resulting in elevated free cash flow profile 1. Refer to reconciliation to GAAP on slide 14 for calculations of the ratio of net debt to bank-covenant adjusted EBITDA, net debt to adjusted EBITDA and free cash flow.; 2. Borrowings under our new $250.0M revolving credit facility are due October 2027. We drew $160.0M to repay $60.0M of borrowings under our then existing term loan, with the remaining proceeds used to fund the Martin Acquisition. Since borrowing $160.0M, we repaid $83.6M through the end of 2022, and an additional $12.4M in 2023. Borrowings currently outstanding under the revolving credit facility total $64.0M.

INTERNAL INVESTMENT SHARE REPURCHASES STRATEGIC ACQUISITIONS Long-Term Capital Allocation priorities Investment in continuous improvement expected to drive margin growth Strategic selling initiatives and marketing enhancements driving sales Capex target: 3-4% of sales $250M over three years; funded with cash flow from operations Long-term target Leverage Ratio of 2x – 3x Aligned with growth priorities and expected to grow shareholder value over the long-term Expansion into new regions, channels or products Addition of technologies, enhanced manufacturing or supply chain capabilities

Modeling Assumptions, Q1 2022 actual and Q1 2023 Guidance Q1 2023 Modeling Assumptions Depreciation and Amortization2 ~$15M Interest Expense $8 - 9M Non-cash Stock Compensation ~$3M Capex as % of Net Sales 3% – 4% Tax Rate 25-26% Q1 2022 Results Q1 2023 Guidance Updated 2/22/23 Net Sales $359M Net Sales $370M - $390M Adjusted EBITDA1 $59M Adjusted EBITDA $60M – $64M Refer to reconciliation to GAAP.

Why Invest in PGT Innovations 01. National leader in growing premium impact-resistant and indoor / outdoor window and door category 02. Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels 03. Continued focus on operational efficiencies expected to drive additional margin expansion 04. Expect to continue investing in R&D and talent to remain an industry leader in innovation and product development 05. Increasing shareholder value through return of capital and strategic investments

Q&A

Appendix Reconciliation to Pro Forma Net Debt Leverage Ratio, Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, Bank-Covenant Adjusted EBITDA, and Free Cash Flow

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except RATIO)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except per share amounts and PERCENTAGES) THREE MONTHS ENDED APRIL 1, 2022, DECEMBER 31, 2022, AND JANUARY 1, 2022

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(1) Represents write-offs of property and equipment and other impaired assets, classified as selling, general and administrative expense.

(2) Represents impairment charge relating to our WinDoor trade name classified as impairment of trade name.

(3) Represents cyberattack recovery costs, classified as selling, general and administrative expense. We previously disclosed this event by Current Report on Form 8-K, filed with the SEC on November 7, 2022.

(4) Represents adjustments to contingent consideration associated with our Anlin Acquisition, classified as selling, general and administrative expenses.

(5) Represents disruption and recovery costs caused by Hurricane Ian in late-September 2022, of which $1.1 million is classified as cost of sales, and $747 thousand is classified as selling, general and administrative expenses.

(6) Represents tax gross-up payment required to be made to the non-controlling interest relating to our acquisition of Eco, classified within selling, general and administrative expenses.

(7) Represents additional costs relating to the relocation of our CGI Commercial business to a new location in the Miami, FL area, being shared with our Eco Enterprises entity, classified as cost of sales.

(8) In 2022, represents costs relating to our Martin acquisition. In 2021, represents costs relating to our Eco and Anlin acquisitions. All acquisition costs were classified as selling, general and administrative expenses.

(9) In 2022, represents debt extinguishment costs relating to the refinancing of our 2016 Credit Agreement and repayment, in full, of the then existing term loan. In 2021, represents debt extinguishment costs relating to the issuance of our $575 million of 4.375% senior notes due 2029 and contemporaneous prepayment of our $425 million of 6.750% senior notes due 2026, Of the $25.5 million of debt extinguishment costs, $21.5 million represents a 5.063% call premium paid for prepaying the $425 million of 6.750% senior notes, and $4.0 million represents the net write-offs of deferred financing premiums, costs, fees and original issue discounts that existed at the time of these events, classified as debt extinguishment costs.

(10) Represents incremental costs related to the wind-down in the first quarter of 2021 of our commercial business acquired in the New South acquisition. Of the $4.2 million of these costs, $2.7 million are classified as cost of sales, and $1.5 million are classified as selling, general and administrative expenses. A portion of these costs may be recoverable through insurance.

(11) Represents incremental costs incurred relating to the coronavirus pandemic and resurgence of its Delta and Omicron variants in 2021, including cleaning and sanitizing costs for the protection of the health of our employees and safety of our facilities, as well as costs of lost productivity from employee quarantines and testing, classified as selling, general and administrative expenses.

(12) Represents costs relating to product line rationalizations and transitions, classified as cost of sales.

(13) Adjusted EBITDA of Anlin and Eco (2021), and Martin (2022) represents, for the applicable periods, management's estimates of Adjusted EBITDA of the acquired business, based on its historical financial information at the time of acquisition, as adjusted to give effect to (a) the elimination of expenses related to the prior owners and certain other costs and expenses that are not indicative of the underlying business performance, if any, as if such business had been acquired on the first day of such period ("Acquisition EBITDA Adjustments"), and (b) contract and acquisition annualization for contracts entered into and acquisitions completed by such acquired business prior to our acquisition. Further adjustments are made to such Adjusted EBITDA to reflect estimated operating cost savings and synergies, if any, anticipated to be realized upon acquisition and integration of the business into our operations. We use Adjusted EBITDA for the acquired businesses to adjust our Adjusted EBITDA to include a proportional amount of the Adjusted EBITDA of the acquired businesses based upon the respective number of months of operation for such period prior to the date of our acquisition of each such business.

(14) Bank-Covenant Adjusted EBITDA represents Adjusted EBITDA for the applicable period as adjusted to give effect to management's estimates of Adjusted EBITDA of Anlin and Eco (2021), and Martin (2022). These adjustments reflect monthly allocations of Adjusted EBITDA for the acquired businesses based on straight-line proration. As a result, these estimates do not take into account the seasonality of a particular acquired business. While we do not believe the seasonality of any-one acquired business is material when aggregated with other acquired businesses, the estimates may result in a higher or lower adjustment to our Bank-Covenant Adjusted EBITDA than would have resulted had we adjusted for the actual results of each of the acquired businesses for the period prior to our acquisition. We believe that Bank-Covenant Adjusted EBITDA is useful to investors and creditors to monitor and evaluate our borrowing capacity and compliance with certain of our debt covenants. Bank-Covenant Adjusted EBITDA as presented herein is calculated in accordance with the terms of our existing term loan credit agreement.

(15) Bank-Covenant net debt leverage ratio represents Net debt divided by Bank-Covenant Adjusted EBITDA.

PGT INNOVATIONS
INVENT. BUILD. DELIVER.
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